EXHIBIT 10.11
                                 -------------
                                   AMENDMENT
                                      NO. 1
                                       TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

         This AMENDMENT (this "Amendment") is entered into as of this 27th day of June, 2003, by and among STANDARD MOTOR PRODUCTS, INC., a New York corporation ("SMP"), STANRIC, INC., a Delaware corporation ("SI"), MARDEVCO CREDIT CORP., a New York corporation ("MCC") (SMP, SI and MCC are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"), the other Credit Parties signatory to the Credit Agreement (as herein defined), lenders who are party to the Credit Agreement ("Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for Lenders ("Agent"), BANK OF AMERICA, N.A., for itself, as Lender, and as Syndication Agent, and GMAC COMMERCIAL FINANCE LLC (as successor by merger to GMAC Commercial Credit LLC), for itself, as Lender, and as Documentation Agent.

         WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of February 7, 2003, by and among Borrowers, Credit Parties, Agent, Syndication Agent, Documentation Agent and Lenders (including all annexes, exhibits and schedules thereto, as from time to time hereafter amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have made Loans to, and incurred Letter of Credit Obligations on behalf of Borrowers;

         WHEREAS, Borrowers have informed Agent that SMP intends to transfer ownership of the Real Estate of SMP located in Long Island City, New York to SMP Real Estate LLC (the "SPV") and, in conjunction with such transfer, SPV will be obtaining mortgage financing on such Real Estate; and

         WHEREAS, Borrowers have informed Agent that programs similar to the Autozone/Sun Trust Program may be instituted by significant Account Debtors and Borrowers would like to enter into such programs on a basis similar to that permitted for the Autozone/SunTrust Program; and

         WHEREAS, in contemplation of the Acquisition and the determination of actual financial results, Borrowers have requested Agent and Lenders to amend certain financial covenants and Borrowing Availability requirements; and

         WHEREAS, Borrowers have requested the ability to convert additional loans due from Subsidiaries to equity, and Agent and Requisite Lenders are willing to provide for such amendments as may be necessary to effectuate the foregoing on the terms and conditions hereafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in furtherance of the Borrowers' duties to give further assurances to the Agent and Lenders pursuant to the terms of the Credit Agreement, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.6. of the Credit Agreement is hereby amended by amending the last sentence thereof in its entirety to provide as follows:

            "For purposes of this SECTION 1.6, the SunTrust Drafts and Customer Drafts received by SMP from (x) Autozone in connection with the Autozone/SunTrust Program, and (y) other Account Debtors in connection with the applicable Customer Program, respectively, shall be treated as if they constituted "Accounts" so long as Agent or its designee has possession of such SunTrust Drafts or Customers Drafts, as applicable."

(b) Section 6.2(h) of the Credit Agreement is hereby amended by deleting "$5,000,000" and inserting "$6,000,000" in its place and stead.

(c) Section 6.6 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (b) and inserting immediately following the last sentence the following:

            ", and (c) for Guaranteed Indebtedness incurred pursuant to the Guaranty dated June __, 2003 made by SMP in favor of JPMorgan Chase Bank in connection with the transfer of ownership to SMP LLC of the Real Estate of SMP located in Long Island City, New York."

(d) Section 6.8(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            "(f) the sale of any (x) Sun Trust Drafts pursuant to the AutoZone/Sun Trust Program, and (y) Customer Drafts pursuant to the applicable Customer Programs;"

(e) Section 6.18 of the Credit Agreement is hereby amended by adding as a new last sentence the following:

            "For purposes of determining compliance with this Section 6.18 for Fiscal Year 2003, the lease payments during Fiscal Year 2003 shall exclude the lease payments relating to the Real Property leased pursuant to the Acquisition and the lease of the Long Island City Real Property."

(f) Annex A of the Credit Agreement is hereby amended by adding the following definitions in the correct alphabetical order:

            "CUSTOMER DRAFTS" means the negotiable drafts issued by an Account Debtor in connection with a Customer Program.

            "CUSTOMER PROGRAM" means a program established between an Account Debtor and SunTrust Bank, or another bank acceptable to Agent, pursuant to which such Account Debtor consolidates multiple invoices from a supplier into a single large payment and issues a negotiable draft to the supplier, which draft is purchased by SunTrust Bank, or such other acceptable bank, from the supplier at an agreed upon purchase price.

            "SMP LLC" means SMP Real Estate LLC, a Delaware limited liability company.

(g) Annex D-2 of the Credit Agreement is hereby amended by amending J.(y) thereof by deleting "$47,000,000" and inserting "$60,000,000" in its place and stead.

(h)         Annex G of the Credit Agreement is hereby amended as follows:

            (i) Section 2(a) of Annex G is hereby amended by amending the EBITDA requirements in their entirety as follows:

                           FISCAL QUARTER ENDING                     EBITDA

                           March 31, 2003                         $ 5,000,000
                           June 30, 2003                          $15,000,000
                           September 30, 2003                     $30,000,000
                           December 31, 2003                      $33,000,000
                           March 31, 2004                         $38,000,000
                           June 30, 2004                          $45,000,000
                           September 30, 2004                     $50,000,000
                           December 31, 2004                      $55,000,000

            (ii) Section 2(b) of Annex G is hereby amended by amending the minimum Fixed Charge Coverage Ratio requirements as follows:

                           FISCAL QUARTER ENDING     FIXED CHARGE COVERAGE RATIO

                           September 30, 2004                 1.00 to 1.00
                           December 31, 2004                  1.10 to 1.00
                           March 31, 2005 and each Fiscal 1.25 to 1.00 Quarter ending thereafter

            (iii) Section 2(c) of Annex G is hereby amended by amending the Maximum Capital Expenditure limitations as follows:

                          FISCAL YEAR         MAXIMUM CAPITAL EXPENDITURE

                          2003                     $17,000,000
                          2004                     $18,000,000
                          2005                     $18,000,000
                          2006                     $18,000,000
                          2007                     $18,500,000

     3. CONSENT. Anything in the Credit Agreement to the contrary notwithstanding, SMP may establish SMP LLC and contribute the Long Island City Real Property to SMP LLC subject to the following conditions: (i) the net proceeds (such proceeds to be at least $9,000,000) of the mortgage loan in the original principal amount of $10,000,000, from JP Morgan Chase Bank to SMP LLC are distributed to SMP and remitted by SMP to Agent to be applied to the Revolving Credit Advances, (ii) SMP obtains a Nondisturbance and Attornment Agreement from JP Morgan Chase Bank in form and substance reasonably satisfactory to Agent, and (iii) Agent shall have received an executed Agreement and Landlord/Mortgagee Waiver and Consent in substantially the form of Exhibit A to this Amendment.

     4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date upon which Agent shall have received (a) four (4) copies of this Amendment executed by Borrowers, Requisite Lenders and each of the Guarantors,
(b) a true copy of the Limited Liability Company Agreement of SMP LLC and the Loan Documents as that term is defined therein, and (c) a good standing certificate for SMP LLC.

     5. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

                           (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                           (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                           (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                           (d) Borrowers have no defense, counterclaim or offset with respect to the Credit Agreement.

     6. NO WAIVER. Except as set forth in Section 3 hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     7. EFFECT ON THE CREDIT AGREEMENT. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

     9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     10. COUNTERPARTS; FACSIMILE. This Amendment may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.



                                      STANDARD MOTOR PRODUCTS, INC.


                                      By:
                                         -----------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------



                                      STANRIC, INC.


                                      By:
                                         -----------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------


                                      MARDEVCO CREDIT CORP.


                                      By:
                                         -----------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------


                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION,
                                      as Agent and Lender


                                      By:
                                          -----------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


Duly Authorized Signatory

                          GMAC COMMERCIAL FINANCE LLC (as
                          successor by merger to
                          GMAC COMMERCIAL CREDIT LLC), as
                          Documentation Agent and Lender

                          By:
                              -------------------------------
                          Name:
                               ------------------------------
                          Title:
                                 ----------------------------


                          BANK OF AMERICA, N.A.,
                          as Syndication Agent and Lender


                          By:
                              -------------------------------
                          Name:
                               ------------------------------
                          Title:
                                 ----------------------------


                          TRANSAMERICA BUSINESS CAPITAL CORPORATION, as Lender


                          By:
                              --------------------------------
                          Name:
                               -------------------------------
                          Title:
                                 -----------------------------



                          CONGRESS FINANCIAL CORPORATION,
                          as Lender


                          By:
                              --------------------------------
                          Name:
                               -------------------------------
                          Title:
                                 -----------------------------


                          JPMORGAN CHASE BANK,
                          as Lender


                          By:
                              --------------------------------
                          Name:
                               -------------------------------
                          Title:
                                 -----------------------------

                          HSBC BANK USA,
                          as Lender


                          By:
                              --------------------------------
                          Name:
                               -------------------------------
                          Title:
                                 -----------------------------


                          FOOTHILL CAPITAL CORPORATION,
                          as Lender


                          By:
                              --------------------------------
                          Name:
                               -------------------------------
                          Title:
                                 -----------------------------


                          MERRILL LYNCH CAPITAL, a Division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Lender


                          By:
                              --------------------------------
                          Name:
                               -------------------------------
                          Title:
                                 -----------------------------



CONSENTED TO:

SMP MOTOR PRODUCTS LTD.
By:
    ---------------------------------
Name:
     --------------------------------
Title:
         ----------------------------


RENO STANDARD INCORPORATED


By:
    ---------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

EAGLEMOTIVE CORPORATION


By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------


MARATHON AUTO PARTS & PRODUCTS, INC.


By:
     --------------------------------
Name:
     --------------------------------
Title:
      -------------------------------


MOTORTRONICS, INC.


By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------


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